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                                                                    Exhibit 23.1


                         CONSENT OF ROSENMAN & COLIN LLP

         We hereby consent to the references to this firm in Amendment No. 2 to the Registration Statement on Form S-4 under the captions "RISK FACTORS," "THE CONVERSION," "FEDERAL INCOME TAX CONSEQUENCES" and "LEGAL MATTERS."


                                                            ROSENMAN & COLIN LLP



New York, New York
April 7, 2000